SCHEDULE 14A
                               (Rule 14a-101)

                   INFORMATION REQUIRED IN PROXY STATEMENT

                          SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a)
                   of the Securities Exchange Act of 1934

Filed by the Registrant                     [X]
Filed by a Party other than the Registrant  [ ]
Check the appropriate box:
   [ ]   Preliminary Proxy Statement
   [ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
   [X]   Definitive Proxy Statement
   [ ]   Definitive Additional Materials
   [ ]   Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                      Krupp Government Income Trust II
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              (Name of Registrant as Specified in Its Charter)


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  (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

   Payment of Filing Fee (Check the appropriate box):
   [X]   No fee required.
   [ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.
         (1)   Title of each class of securities to which transaction applies:

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         (2)   Aggregate number of securities to which transaction applies:

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         (3)   Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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         (4)   Proposed maximum aggregate value of transaction:

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         (5)   Total fee paid:

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   [ ]   Fee paid previously with preliminary materials.
   [ ]   Check box if any part of the fee is offset as provided by Exchange
Act Rule 0-11 (a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

         (1)   Amount Previously Paid:

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         (2)   Form, Schedule or Registration Statement No.:

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         (3)   Filing Party:

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         (4)   Date Filed:

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


                                                 April 9, 2004


Dear Valued Shareholder:

      You are cordially invited to attend the joint Annual Meeting of Shareholders of Krupp Government Income Trust and of Krupp Government Income Trust II which meeting will be held on Thursday, May 13, 2004 at 10:00 a.m., at the offices of each Trust located at One Beacon Street, Suite 1400, Boston, Massachusetts 02108.

      The proxy statement that accompanies this letter describes the matters which will be presented at the meeting: the election of trustees of each of GIT and GIT II.

      Due to heightened building security, if you plan to attend the meeting in person, it will be necessary for you to notify us in advance so that your name may be added to the building visitor list. You may do this by checking the box on the enclosed proxy card, or by calling our investor services line at (866) 355-7877. Only visitors listed on the visitor list will be admitted to the premises. All visitors must present a valid state issued picture identification card upon arrival.

      Whether or not you plan to attend the meeting in person it is important that your shares be voted at the meeting. THEREFORE, SHAREHOLDERS ARE URGED TO FILL IN, DATE AND SIGN THE ENCLOSED PROXY CARD PROMPTLY AND RETURN IT IN THE ENCLOSED ENVELOPE. Your vote is important, no matter how many shares you may own.

      Thank you for taking the time to review the enclosed materials.

                                       Very truly yours,

                                       /s/ Douglas Krupp

                                       Douglas Krupp
                                       President and Trustee of
                                       Krupp Government Income Trust and
                                       Krupp Government Income Trust II

                        Krupp Government Income Trust
                                     and
                      Krupp Government Income Trust II
                        One Beacon Street, Suite 1400
                         Boston, Massachusetts 02108
                       -------------------------------
                  NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON MAY 13, 2004
                       -------------------------------

TO THE SHAREHOLDERS OF KRUPP GOVERNMENT INCOME TRUST and KRUPP GOVERNMENT INCOME TRUST II:

      NOTICE IS HEREBY GIVEN that the Annual Meeting of the Shareholders of Krupp Government Income Trust ("GIT") and Krupp Government Income Trust II ("GIT II")(each a "Trust" and together the "Trusts") will be held together on Thursday, May 13, 2004 at 10:00 a.m., at the offices of each of the Trusts located at One Beacon Street, Suite 1400, Boston, Massachusetts 02108, for the purpose of considering and acting upon the following matters, which are more fully described in the attached proxy statement:

      As to GIT:

            1.    Election of Trustees for GIT.

      As to GIT II:

            1.    Election of Trustees for GIT II.

      As to both Trusts:

            2. Such other business as may properly be brought before the meeting. The Board of Trustees of each of the respective Trusts at present knows of no other formal business to be brought before the meeting.

      Following the official business, there will be a review of the results of operations for 2003 and management will review each Trust's investments and discuss the future outlook of GIT and GIT II. The Trustees and the Advisor of each of the Trusts will be available for questions and discussion after the meeting.

      The Board of Trustees of each of GIT and GIT II has fixed April 2, 2004 as the record date for the determination of the shareholders who will be entitled to vote for the applicable Trust and receive notice of such meeting or any adjournment or adjournments thereof. A list of such shareholders will be open to the examination of such shareholders for any purpose germane to the Annual Meeting at the Annual Meeting and during ordinary business hours for a period of ten days prior to the Annual Meeting at the office of each of GIT and GIT II at One Beacon Street, Suite 1400, Boston, Massachusetts 02108.

                                       /s/ Scott D. Spelfogel

                                       Scott D. Spelfogel
                                       Clerk of Krupp Government Income Trust
                                       and Krupp Government Income Trust II

April 9, 2004

PLEASE FILL IN, DATE AND SIGN THE ACCOMPANYING PROXY, WHICH IS SOLICITED BY THE BOARD OF TRUSTEES OF THE APPLICABLE TRUST, AND RETURN IT PROMPTLY IN THE ENCLOSED POSTAGE PAID ENVELOPE. YOU MAY NEVERTHELESS VOTE IN PERSON IF YOU ATTEND THE MEETING. YOUR PROMPT ATTENTION WILL AVOID THE NECESSITY OF THE TRUST RETAINING A PROXY SOLICITATION FIRM TO OBTAIN A QUORUM AT THE ANNUAL MEETING. THE ANTICIPATED COST OF ENGAGING SUCH A FIRM COULD EXCEED $50,000.

                     PROXY STATEMENT DATED APRIL 9, 2004
                     -----------------------------------

      This Proxy Statement is submitted to the Shareholders of Krupp Government Income Trust ("GIT") and Krupp Government Income Trust II ("GIT II") ( each a "Trust" and together the "Trusts") for solicitation of the accompanying proxy for use at the Annual Meeting of the Shareholders of each of GIT and GIT II to be held together for the purposes set forth in this Proxy Statement, at 10:00 a.m. on Thursday, May 13, 2004 at the offices of each of the Trusts located at One Beacon Street, Suite 1400, Boston, Massachusetts 02108, or any adjournment or adjournments thereof. Each of the Trusts has its principal executive offices at One Beacon Street, Suite 1400, Boston, Massachusetts 02108. This Proxy Statement, together with an Annual Report to Shareholders, will be mailed to Shareholders on or about April 9, 2003.

                            REVOCABILITY OF PROXY

      The proxy is revocable by the Shareholders at any time before it is voted by filing a later dated proxy, by filing a written notice of revocation with Scott D. Spelfogel, Clerk of the applicable Trust, or by voting at the Meeting. Unless so revoked, properly executed proxies will be voted, and where choices are indicated on the proxy, they will be voted as specified, and if no choices are indicated, the proxies will be voted in favor of the proposal on the proxy.

                       PERSONS MAKING THE SOLICITATION

      The solicitations are made by the Board of Trustees of the respective Trusts.

                                SOLICITATION

      Solicitation of proxies is to be made by the use of the mails. In addition, representatives of the applicable Trust may, under instructions from the Board of Trustees and acting only for such Trust, solicit such proxies for the Board of Trustees of the applicable Trust by means of telephone or personal calls. Neither Trust currently intends to hire a proxy solicitation firm, but may do so in its discretion if necessary to obtain a quorum for the Annual Meeting. The anticipated cost of engaging such a firm could exceed $50,000. The applicable Trust will pay all expenses in connection with the solicitation of these proxies.

               VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

      Only Shareholders of the respective Trust of record at the close of business on April 2, 2004 will be entitled to vote at the Annual Meeting. On that date there were 15,053,135 shares of beneficial interest outstanding for GIT and 18,371,477 shares of beneficial interest outstanding for GIT II. Each share is entitled to one vote. However, in connection with exchange offers in which Berkshire Income Realty, Inc. ("BIR") acquired shares of beneficial interest of the Trusts, a voting agreement was entered into between each of the Trusts, BIR and BIR's affiliate, Berkshire Income Realty-OP, L.P., pursuant to which BIR has agreed to vote all shares of beneficial interest of each of the Trusts owned by BIR or any of its affiliates in proportion to the votes cast by the other holders of shares of beneficial interest of GIT and GIT II, respectively. As of April 2, 2004, BIR and its affiliates owned 4,630,792 shares of beneficial interest of GIT and 5,293,322 shares of beneficial interest of GIT II. The Shareholders do not have cumulative voting rights. As to each of the Trusts, the holders of a majority of the outstanding shares for such Trust represented in person or by proxy, constitutes a quorum at the Meeting, but if less than a quorum is present for either of the Trusts, the Trust with a quorum may proceed and a majority in interest of those present in connection with the other Trust may adjourn the Meeting as to such Trust. Both Trusts' Declarations of Trust require that elections be by a plurality. Proxy cards marked to indicate an abstention and broker non-votes (proxy cards returned unmarked as to a proposal by brokers) will be counted in determining the presence of a quorum but will have no effect on the election. There are no rights of appraisal or similar rights of dissenters with respect to the election of Trustees.

      The following table provides a summary of the beneficial ownership of shares of GIT, as of April 2, 2004, by (i) the Trustees of the Trust, (ii) the Chief Executive Officer of the Trust, (iii) all current Trustees and executive officers as a group, and (iv) all known beneficial owners of more than 5%.

      The amounts and percentages of shares beneficially owned are reported on the basis of regulations of the SEC governing the determination of beneficial ownership of securities. Under these rules, a person is deemed to be a beneficial owner of a security if that person has or shares voting power, which includes the power to vote or to direct the voting of such security, or investment power, which includes the power to dispose of or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any securities of which that person has a right to acquire beneficial ownership within sixty days. Under these rules, more than one person may be deemed to be a beneficial owner of the same securities.


    (1)                   (2)                                        (3)               (4)
 CLASS OF                                                    AMOUNT AND NATURE OF    PERCENT
SECURITIES      NAME OF BENEFICIAL OWNER                     BENEFICIAL INTEREST     OF CLASS
---------------------------------------------------------------------------------------------

Shares          Berkshire Income Realty-OP, L.P.             4,630,792 Shares         30.76%
Shares          BIR GP, L.L.C.                               4,630,792 Shares (1)     30.76%
Shares          Berkshire Income Realty, Inc.                4,630,792 Shares (2)     30.76%
Shares          KRF Company, L.L.C.                          4,630,792 Shares (3)     30.76%
Shares          The Krupp Family Limited Partnership - 94    4,630,792 Shares (4)     30.76%
Shares          The Douglas Krupp 1980 Family Trust          4,630,792 Shares (5)     30.76%
Shares          The George Krupp 1980 Family Trust           4,630,792 Shares (6)     30.76%
Shares          George D. Krupp                              4,630,792 Shares (7)     30.76%
Shares          Douglas Krupp                                4,630,792 Shares (8)     30.76%
Shares          Stephen Puleo                                None                     *
Shares          Charles N. Goldberg                          None                     *
Shares          J. Paul Finnegan                             None                     *
Shares          Peter Donovan                                None                     *
Shares          All Trustees and Executive                   4,630,792 Shares (8)     30.76%
                Officers as a group (11 people)

--------------------
<F1>  BIR GP, L.L.C. owns 100% of the general partnership interests in
      Berkshire Income Realty-OP, L.P. ("BIR-OP"), and by virtue of such interest, BIR GP, L.L.C. may be deemed to beneficially own the shares of GIT owned by BIR-OP.

<F2>  Berkshire Income Realty, Inc. ("BIR") owns 100% of the preferred limited partnership interests in BIR-OP and 100% of the limited liability company interests in BIR GP, L.L.C., and by virtue of such interests, BIR may be deemed to beneficially own the shares of GIT owned by BIR-OP.




<F3>  KRF Company, L.L.C. owns 100% of the common limited partnership interests in BIR-OP and 100% of the common stock of BIR, and by virtue of such interests, KRF Company, L.L.C. may be deemed to beneficially own the shares of GIT owned by BIR-OP.

<F4>  The Krupp Family Limited Partnership - 94 owns 100% of the limited liability company interests in KRF Company, L.L.C., and by virtue of such interest, The Krupp Family Limited Partnership - 94 may be deemed to beneficially own the shares of GIT owned by BIR-OP.

<F5>  The Douglas Krupp 1980 Family Trust owns 50% of the limited partnership interests in The Krupp Family Limited Partnership - 94, and by virtue of such interest, The Douglas Krupp 1980 Family Trust may be deemed to beneficially own the shares of GIT owned by BIR-OP. The trustees of The Douglas Krupp 1980 Family Trust are Paul Krupp, Lawrence Silverstein and Vincent O'Reilly. The trustees share control over the power to dispose of the assets of the trust and thus each may be deemed to beneficially own the shares of GIT owned by BIR-OP; however, each of the trustees disclaims beneficial ownership of all of those shares that are or may be deemed to be beneficially owned by Douglas Krupp or George D. Krupp.

<F6>  The George Krupp 1980 Family Trust owns 50% of the limited partnership interests in The Krupp Family Limited Partnership - 94, and by virtue of such interest, The George Krupp 1980 Family Trust may be deemed to beneficially own the shares of GIT owned by BIR-OP. The trustees of The George Krupp 1980 Family Trust are Paul Krupp and Lawrence Silverstein. The trustees share control over the power to dispose of the assets of the trust and thus each may be deemed to beneficially own the shares of GIT owned by BIR-OP; however, each of the trustees disclaims beneficial ownership of all of those shares that are or may be deemed to be beneficially owned by Douglas Krupp or George D. Krupp.

<F7>  The general partners of The Krupp Family Limited Partnership - 94 are
      George D. Krupp and Douglas Krupp, each of whom owns 50% of the general partner interests in The Krupp Family Limited Partnership - 94, and by virtue of such interest, George D. Krupp may be deemed to beneficially own the shares of GIT owned by BIR-OP.

<F8>  The general partners of The Krupp Family Limited Partnership - 94 are
      George D. Krupp and Douglas Krupp, each of whom owns 50% of the general partner interests in The Krupp Family Limited Partnership - 94, and by virtue of such interest, Douglas Krupp may be deemed to beneficially own the shares of GIT owned by BIR-OP. Douglas Krupp also is Chairman of the Board, President and Trustee of GIT.

* The amount owned does not exceed one percent of the shares of beneficial interest of GIT outstanding as of April 2, 2004.

      The following table provides a summary of the beneficial ownership of shares of GIT II, as of April 7, 2003, by (i) the Trustees of the Trust,
(ii) the Chief Executive Officer of the Trust, (iii) all current Trustees and executive officers as a group, and (iv) all known beneficial owners of more than 5%.

      The amounts and percentages of shares beneficially owned are reported on the basis of regulations of the SEC governing the determination of beneficial ownership of securities. Under these rules, a person is deemed to be a beneficial owner of a security if that person has or shares voting power, which includes the power to vote or to direct the voting of such security, or investment power, which includes the power to dispose of or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any securities of which that person has a right to acquire beneficial ownership within sixty days. Under these rules, more than one person may be deemed to be a beneficial owner of the same securities.


    (1)                   (2)                                        (3)               (4)
 CLASS OF                                                    AMOUNT AND NATURE OF    PERCENT
SECURITIES      NAME OF BENEFICIAL OWNER                     BENEFICIAL INTEREST     OF CLASS
---------------------------------------------------------------------------------------------

Shares          Berkshire Income Realty-OP, L.P.             5,293,322 Shares         28.81%
Shares          BIR GP, L.L.C.                               5,293,322 Shares (1)     28.81%
Shares          Berkshire Income Realty, Inc.                5,293,322 Shares (2)     28.81%
Shares          KRF Company, L.L.C.                          5,293,322 Shares (3)     28.81%




Shares          The Krupp Family Limited Partnership - 94    5,293,322 Shares (4)     28.81%
Shares          The Douglas Krupp 1980 Family Trust          5,293,322 Shares (5)     28.81%
Shares          The George Krupp 1980 Family Trust           5,293,322 Shares (6)     28.81%
Shares          George D. Krupp                              5,293,322 Shares (7)     28.81%
Shares          Douglas Krupp                                5,293,322 Shares (8)     28.81%
Shares          Stephen Puleo                                None                     *
Shares          Charles N. Goldberg                          None                     *
Shares          J. Paul Finnegan                             None                     *
Shares          Peter Donovan                                None                     *
Shares          All Trustees and Executive                   5,293,322 Shares (8)     28.81%
                Officers as a group (11 people)

--------------------
<F1>  BIR GP, L.L.C. owns 100% of the general partnership interests in
      Berkshire Income Realty-OP, L.P. ("BIR-OP"), and by virtue of such interest, BIR GP, L.L.C. may be deemed to beneficially own the shares of GIT II owned by BIR-OP.

<F2>  Berkshire Income Realty, Inc. ("BIR") owns 100% of the preferred limited partnership interests in BIR-OP and 100% of the limited liability company interests in BIR GP, LLC, and by virtue of such interests, BIR may be deemed to beneficially own the shares of GIT II owned by BIR-OP.

<F3>  KRF Company, L.L.C. owns 100% of the common limited partnership interests in BIR-OP and 100% of the common stock of BIR, and by virtue of such interests, KRF Company, L.L.C. may be deemed to beneficially own the shares of GIT II owned by BIR-OP.

<F4>  The Krupp Family Limited Partnership - 94 owns 100% of the limited liability company interests in KRF Company, L.L.C., and by virtue of such interest, The Krupp Family Limited Partnership - 94 may be deemed to beneficially own the shares of GIT II owned by BIR-OP.

<F5>  The Douglas Krupp 1980 Family Trust owns 50% of the limited partnership interests in The Krupp Family Limited Partnership - 94, and by virtue of such interest, The Douglas Krupp 1980 Family Trust may be deemed to beneficially own the shares of GIT II owned by BIR-OP. The trustees of The Douglas Krupp 1980 Family Trust are Paul Krupp, Lawrence Silverstein and Vincent O'Reilly. The trustees share control over the power to dispose of the assets of the trust and thus each may be deemed to beneficially own the shares of GIT II owned by BIR-OP; however, each of the trustees disclaims beneficial ownership of all of those shares that are or may be deemed to be beneficially owned by Douglas Krupp or George D. Krupp.

<F6>  The George Krupp 1980 Family Trust owns 50% of the limited partnership interests in The Krupp Family Limited Partnership - 94, and by virtue of such interest, The George Krupp 1980 Family Trust may be deemed to beneficially own the shares of GIT II owned by BIR-OP. The trustees of The George Krupp 1980 Family Trust are Paul Krupp and Lawrence Silverstein. The trustees share control over the power to dispose of the assets of the trust and thus each may be deemed to beneficially own the shares of GIT II owned by BIR-OP; however, each of the trustees disclaims beneficial ownership of all of those shares that are or may be deemed to be beneficially owned by Douglas Krupp or George D. Krupp.

<F7>  The general partners of The Krupp Family Limited Partnership - 94 are
      George D. Krupp and Douglas Krupp, each of whom owns 50% of the general partner interests in The Krupp Family Limited Partnership - 94, and by virtue of such interest, George D. Krupp may be deemed to beneficially own the shares of GIT II owned by BIR-OP.

<F8>  The general partners of The Krupp Family Limited Partnership - 94 are
      George D. Krupp and Douglas Krupp, each of whom owns 50% of the general partner interests in The Krupp Family Limited Partnership - 94, and by virtue of such interest, Douglas Krupp may be deemed to beneficially own the shares of GIT II owned by BIR-OP. Douglas Krupp also is Chairman of the Board, President and Trustee of GIT II.

* The amount owned does not exceed one percent of the shares of beneficial interest of GIT II outstanding as of April 2, 2004.

            SECTION 16 BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Based upon a review of the filings with the Securities and Exchange Commission, the Trusts believe that all of the Trustees and executive officers complied during fiscal 2003 with the reporting requirements of
Section 16(a) of the Securities and Exchange Act of 1934

      No trustee, officer or affiliate of either of the Trusts is a party adverse to the applicable Trust or has a material interest adverse to GIT or GIT II in any material proceedings.

      A list of Shareholders as of the record date of each of the Trusts will be open to the examination of such Shareholders for any purpose germane to the Annual Meeting at the Annual Meeting and during ordinary business hours for a period of ten days prior to the Annual Meeting at One Beacon Street, Suite 1400, Boston, Massachusetts 02108.

                         TRUSTEE NOMINATION PROCESS

      The Trusts do not currently have a nominating committee as the Board has determined, given its relatively small size, that the Independent Trustees shall perform this function. Nominees for positions on each of GIT and GIT II's respective Board of Trustees are identified and recommended by a majority of the Independent Trustees (as defined herein) on each Trust's Board. Trustee candidates, including Trustees up for re-election and candidates nominated by Shareholders, are considered based upon various criteria, including broad-based business and professional skills and experience, personal integrity, sound business judgment, community involvement, and time available to devote to Board activities. The 4 nominees approved by the Board for inclusion on each of GIT and GIT II's proxy card are Trustees standing for re-election. Neither of the Trusts paid a fee to any third party to identify or evaluate or assist in identifying or evaluating potential nominees. The Board did not receive a Trustee candidate recommendation from a Shareholder that beneficially owned more than 5% of either Trust's common voting shares or from a group of Shareholders that beneficially owned, in the aggregate, more than 5% of either Trust's common voting shares.

      The Board for each Trust will consider Trustee candidates recommended by Shareholders. The Declaration of Trust for each of GIT and GIT II sets forth procedures relating to the consideration of Trustee nominations by Shareholders. A copy of the Declaration of Trust for the applicable Trust may be obtained by any Shareholder upon request by writing to the Clerk of the Trusts at the address of the office of GIT and GIT II listed on the first page of this proxy statement. The procedures set forth therein include that Shareholders entitled to vote at the election of Trustees may nominate one or more persons for election by sending written notice of their intention to the Clerk at least 90 days prior to the election which shall identify the nominator and nominee; include biographical information, a description of business and personal experience for each nominee, and a written consent from the nominee to serve as a Trustee if so elected.

                            ELECTION OF TRUSTEES

      Pursuant to each of the Trusts' Declarations of Trust, as amended, the Trustees are elected annually. The Trusts both currently have four Trustees, all of whom have been nominated for reelection in the case of both GIT and GIT II by the Board of Trustees. The election will be decided by a plurality vote.

      The following table sets forth the names and ages of each Trustee of each Trust and of the management nominees for election as a Trustee, their principal offices with the respective Trust, their term of office as a Trustee for the respective Trust and any periods during which they have served as such:


Name and Age                Principal Offices        No. of       Principal Offices        No. of
                            with GIT                 Years as     with GIT II              Years
                                                     as GIT                                GIT II
                                                     Trustee                               Trustee
--------------------------------------------------------------------------------------------------

Douglas Krupp, 57           Chairman of the           8           Chairman of the           8
                            Board, President and                  Board, President and
                            Trustee                               Trustee
Charles N. Goldberg, 62     Trustee*                 14           Trustee*                 12
Stephen Puleo, 69           Trustee*                  3           Trustee*                  3
J. Paul Finnegan, 79        Trustee*                 14           Trustee*                 12

--------------------
* Independent Trustees as defined under Article II, Section 1(x) of the Declaration of Trust for each Trust and as defined in Section 121(A) of the American Stock Exchange's listing standards.

      Douglas Krupp co-founded and serves as Chairman and Chief Executive Officer of The Berkshire Group, an integrated real estate financial services firm engaged in real estate acquisitions, property management, investment sponsorship, venture capital investing, mortgage banking, financial management and ownership of an operating company through private equity investments. Mr. Krupp has held the position of Chairman and previously, Co-Chairman since The Berkshire Group was established as The Krupp Companies in 1969 and he has served as the Chief Executive Officer since 1992. Mr. Krupp is a regional board member of the Anti-Defamation League. Mr. Krupp is a graduate of Bryant College where he received an honorary Doctor of Science in Business Administration in 1989.

      Charles N. Goldberg is currently a partner of Oppel, Goldberg & Saenz, LLC. Prior to that he was of counsel to the law firm of Broocks, Baker & Lange, L.L.P., a position he held from December of 1997 to May 1, 2000. Prior to joining Broocks, Baker & Lange, L.L.P., Mr. Goldberg was a partner in the law firm of Hirsch & Westheimer from March of 1996 to December of 1997. Prior to Hirsch & Westheimer, he was the Managing Partner of Goldberg Brown, Attorneys at Law from 1980 to March of 1996. He received a B.B.A. degree and a Juris Doctor degree from the University of Texas. He is a member of the State Bar of Texas and is admitted to practice before the U.S. Court of Appeals, Fifth Circuit and U.S. District Court, Southern District of Texas.

      Stephen Puleo is currently engaged in business as a consultant and director. He retired as a director of Coopers & Lybrand, an international accounting and consulting firm where he worked from 1995-1997 primarily servicing real estate industry clients. From 1993-1994, Mr. Puleo was a tax director for Deloitte & Touche. From 1984-1993, Mr. Puleo held the positions of Executive Vice President and Chief Financial Officer of a predecessor to The Berkshire Group. Prior to that, Mr. Puleo was the

Chairman of the National Real Estate Industry Group of Coopers & Lybrand where he provided various real estate services and was a senior tax partner in charge of the Northeast Region. He is a graduate of McNeese State University and attended the Executive Development Program at the Tuck School of Business at Dartmouth College. He is a Certified Public Accountant and currently serves as director of Simpson Housing Limited Partnership of Denver, Colorado.

      J. Paul Finnegan retired as a partner of Coopers & Lybrand in 1987. Since then, he has been engaged in business as a consultant and a director. Mr. Finnegan holds a Bachelor of Arts degree from Harvard College, a Juris Doctor degree from Boston College Law School and an ASA degree from Bentley College. Mr. Finnegan currently serves as a director at Scituate Federal Savings Bank and has so served since 1991. Mr. Finnegan is a Certified Public Accountant and an attorney.

                             EXECUTIVE OFFICERS

Douglas Krupp, age 57, is President, Chairman of the Board and a Trustee of both GIT and GIT II. He was elected May 2, 1996 as Chairman of the Board and Trustee to both GIT and GIT II and he was appointed President of both GIT and GIT II on October 8, 1997.
Peter Donovan, age 50, is Chief Executive Officer of both GIT and GIT II. He was elected July 28, 2003 to both GIT and GIT II.
Alan Reese, age 50, is Treasurer of both GIT and GIT II. He was elected February 28, 2003 to both GIT and GIT II.
Scott D. Spelfogel, age 43, is Clerk of both GIT and GIT II. He was elected Assistant Clerk July 26, 1990 to GIT and November 7, 1991 to GIT II and he was elected Clerk on May 2, 1996 to both GIT and GIT II.
Mary Beth Bloom, age 30, is Assistant Clerk of both GIT and GIT II. She was elected November 9, 2000 to both GIT and GIT II.

      Information on Mr. Krupp appears above.

      Peter F. Donovan (age 50) is Chief Executive Officer of the Trusts and is Chief Executive Officer of Berkshire Mortgage Finance which position he has held since January of 1998 and in this capacity, he oversees the strategic growth plans of this mortgage banking firm. Previously, he served as President of Berkshire Mortgage Finance from January of 1993 to January of 1998 and in that capacity he directed the production, underwriting, servicing and asset management activities of the firm. Prior to that, he was Senior Vice President of Berkshire Mortgage Finance and was responsible for all participating mortgage originations. Before joining the firm in 1984, he was Second Vice President, Real Estate Finance for Continental Illinois National Bank & Trust, where he managed a $300 million construction loan portfolio of commercial properties. Mr. Donovan received a Bachelor of Arts degree from Trinity College and a Master of Business Administration degree from Northwestern University. Mr. Donovan is currently a member of the Fannie Mae DUS Advisory Council.

      Alan Reese is the Treasurer of the Trusts and is Executive Vice President, Corporate Operations and Chief Financial Officer of Berkshire Mortgage Finance. Berkshire Mortgage Finance is the 12th largest mortgage banking firm in the United States based on servicing and asset management of a $18 billion loan portfolio. Mr. Reese joined Berkshire Mortgage Finance in February of 2003 and is currently responsible for the accounting, financial planning and reporting, treasury, mortgage trading desk and loan servicing functions. Prior to joining Berkshire Mortgage Finance, Mr. Reese was the Chief Financial Officer of Visible Markets, Inc. (a company involved in the development and operation of an internet trading site for secondary trading of mortgage-backed securities) from 2000 to 2001 and was engaged in business as a consultant from 2001-January, 2003. Prior to Visible Markets, Inc., he was the Senior Vice

President and Chief Financial Officer of Mortgage Lenders Network USA, Inc. (a residential mortgage banking company) from 1998-2000. Mr. Reese held several positions with BankBoston Corporation from 1990 to 1998 and most recently held the position of Director of Operations, National Consumer Lending from 1996-1998. In addition, Mr. Reese was employed with Coopers & Lybrand from 1976 to 1990, and was a partner from 1987-1990. Mr. Reese presently serves on the Board of Trustees for Berklee College of Music. He received a B.B.A. degree from the University of Wisconsin - Eau Claire and is a Certified Public Accountant.

      Scott D. Spelfogel is the Clerk of the Trusts and is Senior Vice President and General Counsel to The Berkshire Group. Prior to 1997, he served as Vice President and Assistant General Counsel. Before joining the firm in November 1988, he was a litigator in private practice in Boston. He received a Bachelor of Science degree in Business Administration from Boston University, a Juris Doctor Degree from Syracuse University's College of Law, and a Master of Laws degree in Taxation from Boston University Law School. He is admitted to practice law in Massachusetts and New York, is a member of the American, Boston, Massachusetts and New York State bar associations and is a licensed real estate broker in Massachusetts.

      Mary Beth Bloom is the Assistant Clerk of the Trusts and is Assistant General Counsel to The Berkshire Group. Prior to joining the company in August, 2000, she was an attorney with John Hancock Financial Services. She received a Bachelor of Arts degree from the College of the Holy Cross in 1995 and a Juris Doctor degree from New England School of Law in 1998. She is admitted to practice law in Massachusetts and New York and is a member of the American and New York Bar Associations.

      In addition, the following are deemed Executive Officers of the
Trusts:

      George Krupp (age 59) is the Co-Founder and Vice-Chairman of The Berkshire Group, an integrated real estate financial services firm engaged in real estate acquisitions, property management, investment sponsorship, venture capital investing, mortgage banking, financial management and ownership of an operating company through private equity investments. Mr. Krupp has held the position of Vice-Chairman and previously Co-Chairman, since The Berkshire Group was established as The Krupp Companies in 1969. Mr. Krupp attended the University of Pennsylvania and Harvard University and holds a Master's Degree in History from Brown University. Mr. Krupp also serves on the Boards of Directors of Boston Symphony and Combined Jewish Philanthropies.

      Ronald Halpern (age 62) is President and Chief Operating Officer of Berkshire Mortgage Finance. He has served in these positions since January of 1998 and as such, he is responsible for the overall operations of the Company. Prior to January of 1998, he was Executive Vice President, managing the underwriting, closing, portfolio management and servicing departments for Berkshire Mortgage Finance. Before joining the firm in 1987, he held senior management positions with the Department of Housing and Urban Development in Washington D.C. and several HUD regional offices. Mr. Halpern has over 30 years of experience in real estate finance which includes his experience as prior Chairman of the MBA Multifamily Housing Committee. He holds a Bachelor of Arts degree from the University of the City of New York and Juris Doctor degree from Brooklyn Law School.

      Carol J.C. Mills (age 54) is Senior Vice President for Loan Management of Berkshire Mortgage Finance and in this capacity, she is responsible for the Asset Management functions of Berkshire Mortgage Finance. She manages the estimated $18 billion portfolio of loans. Ms. Mills joined Berkshire in December 1997 as Vice President and was promoted to Senior Vice President in January 1999. From January 1989 through November 1997, Ms. Mills was Vice President of First Winthrop Corporation and Winthrop Financial Associates, in Cambridge, MA. Ms. Mills earned a Bachelor of Arts degree from

Mount Holyoke College and a Master of Architecture degree from Harvard University. Ms. Mills is a member of the Real Estate Finance Association, New England Women in Real Estate and the Mortgage Bankers Association.

      Each officer of each of the Trusts is elected annually by the applicable Board of Trustees for the ensuing year or until a successor is elected and qualified. George Krupp and Douglas Krupp are brothers; otherwise there are no family relationships amongst the Officers and Trustees of either Trust.

      Douglas Krupp, by virtue of indirect ownership interests in the Advisor, is deemed to have direct or indirect material interests in amounts paid to the Advisor by each Trust. GIT and GIT II also individually reimburse the Advisor and affiliates for certain expenses incurred by them in connection with the operation of the individual Trusts.

      Under the terms of the Advisory Service Agreements between GIT and the Advisor and GIT II and the Advisor, the Advisor and its affiliates are entitled to an Asset Management Fee equal to .75% per annum (which represented $185,359 and $587,877 for GIT and GIT II respectively in 2003) of the value of the respective Trust's actual and committed mortgage assets, payable quarterly.

      GIT and GIT II also reimburse affiliates of the Advisor for certain costs incurred in connection with maintaining the books and records of each Trust, the preparation and mailing of financial reports, tax information and other communications to investors and legal fees and expenses (which totaled $347,598 and $386,494 in 2003, respectively for GIT and GIT II).

                        REPORT OF THE AUDIT COMMITTEE

      GIT and GIT II have Audit Committees meeting the standards set forth in section 3(a)(58)(A) of the Securities Exchange Act of 1934 which were established in May, 2002. There is no Compensation Committee, nor is there any committee performing a similar function. Each of the Audit Committees is comprised of Messrs. Puleo, Goldberg and Finnegan, the Independent Trustees (as defined herein). Mr. Puleo is the Chairman of each Audit Committee and is the designated financial expert. During the 2003 fiscal year, each Committee met four times. The duties of each of the Audit Committees include: (1) engaging independent auditors for the applicable Trust and confirming their independence; (2) reviewing with the independent auditors of the applicable Trust the scope of the audit and audit fees; (3) reviewing with the independent auditors and management the financial statements for the year; (4) reviewing and approving any non-audit services provided by the independent auditors; (5) consulting with the independent auditors and management regarding the adequacy of internal controls; (6) discussing any legal or regulatory matters affecting the applicable Trust; and (8) approving any related party transactions between the Advisor and the applicable Trust. In addition, each Audit Committee, based on its reviews, make recommendations to the applicable Board of Trustees of the Trust that are in the best interests of the Trust and the shareholders.

      Each Audit Committee reviewed and discussed the audited financial statements for GIT and GIT II as applicable for 2003 with the Advisor. In addition, the Audit Committees discussed with the independent auditors the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards, AU section 380). The Audit Committees have each received the written disclosures and the letter from the independent accountants required by the Independent Standards Board Standard No. 1 (Independent Standards Board Standard No. 1, Independence Discussions with Audit Committees), and have discussed with the independent auditors the independent auditor's independence. Based on the review and discussions regarding the foregoing, the Audit Committees recommended to the Boards of Trustees of GIT and GIT II, as applicable, that the audited financial statements be included in the applicable Trust's Annual Report on Form 10-K for the last fiscal year for filing with the Securities and Exchange Commission.

      The Audit Committees discussed with the Advisor its evaluation of the effectiveness of the Trusts' disclosure controls and procedures. There were no significant changes in the Trusts' internal controls or in other factors that could significantly affect these controls following the date of their evaluation.

      The Boards of Trustees for the Trusts have adopted written charters for each Audit Committee. The charters for GIT and GIT II are attached as appendices hereto.

Members of the Audit Committee:

Stephen Puleo, Chair
Charles N. Goldberg
J. Paul Finnegan

      The Board of Trustees of each Trust has regularly scheduled quarterly meetings and special meetings as required. During 2003, the Board of Trustees of GIT met 4 times and acted once by unanimous written consent and the Board of Trustees of GIT II met 4 times and acted once by unanimous written consent. No Trustee attended fewer than 75% of the total number of meetings of the Board of Trustees of the individual Trusts.

      The Trusts encourage each Trustee to attend each Trust's annual meeting. All 4 Trustees for GIT and GIT II attended the annual meeting in 2003.

                     SHAREHOLDER-TRUSTEE COMMUNICATIONS

      Shareholders may communicate in writing to the Board of Trustees, or any individual Trustee, by sending any such written correspondence directly to the attention of the Clerk of the Trusts in a sealed envelope marked with the Trustee's name. The Clerk will forward all such written communications unopened to the Board or any individual Trustee.

               COMPENSATION OF TRUSTEES AND EXECUTIVE OFFICERS

      During 2003 all of the Executive Officers of GIT and GIT II were employees of affiliates of the Advisor, which has been retained to manage the respective Trust's day-to-day affairs, subject to the applicable Board's control and supervision, for the fees and expense reimbursements described above which totaled $532,957and $974,371 for GIT and GIT II respectively. Employees of affiliates of the Advisor do not receive directly any remuneration from either of the Trusts, including options, stock appreciation rights, or rights under any long-term incentive plan. Such employees are compensated for their services relating to GIT and GIT II by the Advisor. No options or stock appreciation rights were exercised in 2003 or outstanding at the end of the fiscal year.

      Independent Trustees of each Trust are compensated at the rate of $25,000 per year for their services and receive reimbursement for their travel expenses. There were no other arrangements for either of the Trusts to compensate any Trustee during 2003.

         COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

      Neither GIT nor GIT II had a Compensation Committee in 2003 and neither currently has such a committee, as no Executive Officers of GIT or GIT II received in 2003 or currently receive any remuneration from either of the Trusts. Neither of the Boards of Trustees of either of the Trusts conducted any deliberations concerning Executive Officer compensation in 2003.

      Since no Executive Officers of GIT or GIT II receive any remuneration from the respective Trust, the Boards of Trustees of both Trusts have not adopted any executive compensation policies, such as regarding the relationship of the applicable Trust's performance to executive compensation.

                            INDEPENDENT AUDITORS

      PricewaterhouseCoopers LLP has served as independent auditors to each Trust since their respective formation. The Audit Committee of each Trust has engaged PricewaterhouseCoopers LLP as auditors for 2004.

      A representative of PricewaterhouseCoopers LLP is expected to be present at the Annual Meeting to respond to appropriate questions and to make a statement should he or she desire to do so.

      The following table sets forth the aggregate fees billed for professional services rendered for the audit of each of GIT and GIT II's annual financial statements for the year 2003 and the reviews of the financial statements included in GIT and GIT II's Forms 10-Q for the year 2003 along with any financial information systems design and implementation fees or any other fees.

                                     GIT
---------------------------------------------------------------------------
Fee Category                           Fiscal 2003 Fees    Fiscal 2002 Fees
---------------------------------------------------------------------------
Audit Fees                             $37,000             $37,000
---------------------------------------------------------------------------
Audit Related Fees                     -0-                 $ 4,868
---------------------------------------------------------------------------
Tax Fees                               $ 3,675             $ 3,500
---------------------------------------------------------------------------
All Other Fees                         -0-                 -0-
---------------------------------------------------------------------------

                                   GIT II
---------------------------------------------------------------------------
Fee Category                           Fiscal 2003 Fees    Fiscal 2002 Fees
---------------------------------------------------------------------------
Audit Fees                             $37,000             $37,000
---------------------------------------------------------------------------
Audit Related Fees                     -0-                 $ 4,868
---------------------------------------------------------------------------
Tax Fees                               $ 3,675             $ 3,500
---------------------------------------------------------------------------
All Other Fees                         -0-                 -0-
---------------------------------------------------------------------------

      The Audit-Related Fees for 2002 represent fees incurred relating to Form S-11/Prospectus research and SEC Comment Letter response in connection with the BIR exchange offer.

      The Tax Fees consist of fees billed for professional services related to tax compliance.

      Each Trust's Declaration of Trust does not require that Shareholders approve the engagement of independent auditors.

                                OTHER MATTERS

      The Board of Trustees of each Trust is not aware of any other formal matters to be presented at the meeting. Pursuant to the Declarations of Trust of GIT and GIT II no business other than that stated in this notice shall be transacted at the meeting without the unanimous consent of all the Shareholders entitled to vote at the meeting.

                              By order of the Board
                              of Trustees of Krupp Government Income Trust and Krupp Government Income Trust II

                              /s/ Scott D. Spelfogel
                              -----------------------------------------
                              Scott D. Spelfogel
                              Clerk of Krupp Government Income
                              Trust and Krupp Government Income Trust II

                           SHAREHOLDERS' PROPOSALS

      If any Shareholder wishes to submit a proposal to be voted on at the 2005 Annual Meeting of Shareholders, the Shareholder must submit the Proposal to the applicable Trust on or before December 10, 2004.

                                  IMPORTANT

      PLEASE FILL IN, DATE AND SIGN THE ACCOMPANYING PROXY, WHICH IS SOLICITED BY THE BOARD OF TRUSTEES OF THE TRUST, AND RETURN IT PROMPTLY IN THE ENCLOSED POSTAGE PAID ENVELOPE. YOU MAY NEVERTHELESS VOTE IN PERSON IF YOU ATTEND THE MEETING.

                        KRUPP GOVERNMENT INCOME TRUST
                                     AND
                      KRUPP GOVERNMENT INCOME TRUST II
             FIRST AMENDED AND RESTATED AUDIT COMMITTEE CHARTER

I.    Purpose

The primary objective of the Audit Committee is to assist the Board in fulfilling its oversight responsibilities with respect to (a) the financial statements and other financial information provided by the Company to its stockholders, the public and others, (b) the Company's compliance with legal and regulatory requirements, (c) the independent auditors' qualifications and independence and (d) the performance of the Company's independent auditors.

Although the Audit Committee has the powers and responsibilities set forth in this Charter, the role of the Audit Committee is oversight. The members of the Audit Committee are not full-time employees of the Company and may or may not be accountants or auditors by profession or experts in the fields of accounting or auditing and, in any event, do not serve in such capacity. Consequently, it is not the duty of the Audit Committee to conduct audits or to determine that the Company's financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibilities of management and the independent auditors.

II.   Organization

The Audit Committee shall consist of three or more trustees, each of whom shall satisfy the independence, financial literacy and experience requirements of Section 10A of the Securities Exchange Act and any other regulatory requirements.

The members of the Audit Committee shall be appointed by the Board.

The Audit Committee may form and delegate authority to subcommittees when appropriate.

III.  Meetings

The Audit Committee shall meet at least four times per year on a quarterly basis, or more frequently as circumstances require. As part of its job to foster open communication, the Audit Committee shall meet at least quarterly with management and the independent auditors in separate executive sessions to discuss any matters that the Audit Committee or each of these groups believe should be discussed privately.

The members of the Audit Committee shall select a chair who will preside at each meeting of the Audit Committee and, in consultation with the other members of the Audit Committee, shall set the frequency and length of each meeting and the agenda of items to be addressed at each upcoming meeting. In addition, at each first meeting held following the beginning of each calendar year (the "First Meeting"), the chair, in consultation with the other members of the Audit Committee, shall determine the list of items to be addressed by the Audit Committee during the coming year (the "Annual Agenda").

The chair shall ensure that the agenda for each upcoming meeting of the Audit Committee is circulated to each member of the Audit Committee as well as each other trustee in advance of the meeting, and that the Annual Agenda is circulated to each member of the Audit Committee as well as each other trustee not later than five business days after it is finalized (which shall be not later than five business days after the First Meeting).

IV.   Authority and Responsibilities

In recognition of the fact that the independent auditors are ultimately accountable to the Audit Committee, the Audit Committee shall have the sole authority and responsibility to select, evaluate and, where appropriate, replace the independent auditors (or to nominate the independent auditors for stockholder approval), and shall approve all audit engagement fees and terms and all non-audit engagements with the independent auditors. The Audit Committee shall consult with management but shall not delegate these responsibilities.

To fulfill its responsibilities, the Audit Committee shall:

      With respect to the independent auditors:

1. Be directly responsible for the appointment, compensation and oversight of the work of the independent auditors (including resolution of disagreements between management and the independent auditors regarding financial reporting) for the purpose of preparing its audit report or related work.

2. Have the sole authority to review in advance, and grant any appropriate pre-approvals, of (a) all auditing services to be provided by the independent auditors and (b) all non-audit services to be provided by the independent auditors as permitted by Section 10A of the Securities Exchange Act, and in connection therewith to approve all fees and other terms of engagement. The Audit Committee shall also review and approve disclosures required to be included in Securities and Exchange Commission periodic reports filed under
      Section 13(a) of the Securities Exchange Act with respect to non-audit services.

3. Review on an annual basis the performance of the independent auditors.

4. Ensure that the independent auditors submit to the Audit Committee on an annual basis a written statement consistent with Independent Standards Board Standard No. 1, discuss with the independent auditors any disclosed relationships or services that may impact the objectivity and independence of the independent auditors and satisfy itself as to the independent auditors' independence.

5. Discuss with the independent auditor at least annually the auditor's internal quality control procedures and any material issues raised by the most recent peer review.

6. Review all reports required to be submitted by the independent auditors to the Audit Committee under Section 10A of the Securities Exchange Act.

7. Review, based upon the recommendation of the independent auditors management, the scope and plan of the work to be done by the independent auditors.

      With respect to the annual financial statements:

8. Review and discuss with management and the independent auditors the Company's annual audited financial statements, including disclosures made in "Management's Discussion and Analysis of Financial Condition and Results of Operations."

9. Discuss with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, as amended, relating to the conduct of the audit.

10. Recommend to the Board, if appropriate, that the Company's annual audited financial statements be included in the Company's annual report on Form 10-K for filing with the Securities and Exchange Commission.

11. Prepare the report required by the Securities and Exchange Commission to be included in the Company's annual proxy statement and any other reports of the Audit Committee required by applicable securities laws.

      With respect to quarterly financial statements:

12. Review and discuss with management and the independent auditors the Company's quarterly financial statements, including disclosures made in "Management's Discussion and Analysis of Financial Condition and Results of Operations" and the independent auditors' review of the quarterly financial statements, prior to submission to stockholders, any governmental body, any stock exchange or the public.

      Annual reviews:

13. Obtain and review an annual report from management relating to the accounting principles used in the preparation of the Company's financial statements, including those policies for which management is required to exercise discretion or judgments regarding the implementation thereof.

      Periodic reviews:

14. Periodically review separately with each of management and the independent auditors (a) any significant disagreement between management and the independent auditors in connection with the preparation of the financial statements, (b) any difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information and (c) management's response to each.

15. Periodically discuss with the independent auditors, without management being present, (a) their judgments about the quality and appropriateness of the Company's accounting principles and financial disclosure practices as applied in its financial reporting and (b) the completeness and accuracy of the Company's financial statements.

16. Consider and approve, if appropriate, significant changes to the Company's accounting principles and financial disclosure practices as suggested by the independent auditors or management. Review with the independent auditors, and management, at appropriate intervals, the extent to which any changes or improvements in accounting or financial practices, as approved by the Audit Committee, have been implemented.

17. Review and discuss with management and the independent auditors and the Company's in-house and independent counsel, as appropriate, any legal, regulatory or compliance matters that could have a significant impact on the Company's financial statements, including applicable changes in accounting standards or rules.

      Discussions with management:

18. Review and discuss with management the Company's earnings press releases, if any, including the use of "pro forma" or "adjusted" non-GAAP information, as well as financial information and earnings guidance provided to analysts and rating agencies.

19. Review and discuss with management all material off-balance sheet transactions, arrangements, obligations (including contingent obligations) and other relationships of the Company with unconsolidated entities or other persons, that may have a material current or future effect on financial condition, changes in financial condition, results of operations, liquidity, capital resources, capital reserves or significant components of revenues or expenses.

20. Review and discuss with management the Company's major risk exposures and the steps management has taken to monitor, control and manage such exposures, including the Company's risk assessment and risk management guidelines and policies.

      With respect to internal controls:

21. In consultation with the independent auditors and management, review the adequacy of the Company's internal control structure and procedures designed to insure compliance with laws and regulations.

22. Establish procedures for (a) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and (b) the confidential, anonymous submission by employees of the Company of concerns regarding the questionable accounting or auditing matters.

23. Review (i) the internal control report prepared by management, including management's assessment of the effectiveness of the Company's internal control structure and procedures for financial reporting and (ii) the independent auditors' attestation, and report, on the assessment made by management.

      Other:

24. Review and approve all related-party transactions, including the matters required to be approved by the independent trustees pursuant to the Company's Declaration of Trust, as amended.

25. Review and approve (a) any change or waiver in the Company's code of ethics for senior financial officers and (b) any disclosure made on Form 8-K regarding such change or waiver.

26. Establish a policy addressing the Company's hiring of employees or former employees of the independent auditors who were engaged on the Company's account.

27. Review and reassess the adequacy of this Charter annually and recommend to the Board any changes deemed appropriate by the Audit Committee.

28.   Review its own performance annually.

29.  Report regularly to the Board.

30. Perform any other activities consistent with this Charter, the Company's by-laws and governing law, as the Audit Committee or the Board deems necessary or appropriate.

V.    Resources

The Audit Committee shall have the authority to retain independent legal, accounting and other consultants to advise the Audit Committee. The Audit Committee may request any officer or employee of the Company or the Company's outside counsel or independent auditors to attend a meeting of the Audit Committee or to meet with any members of, or consultants to, the Audit Committee.

The Audit Committee shall determine the extent of funding necessary for payment of compensation to the independent auditors for the purpose of rendering or issuing the annual audit report and to any independent legal, accounting and other consultants retained to advise the Audit Committee.

                   KRUPP GOVERNMENT INCOME TRUST II PROXY

In completing and returning this proxy you will be voting in the election of Trustees. Please mark, sign, date, and return this proxy as soon as possible using the enclosed postage paid envelope. If the Trust has not received proxies representing a quorum (50.1% of outstanding shares) for the annual meeting immediately, the Trust may engage a proxy solicitation firm to obtain a quorum. THE ESTIMATED COST TO THE TRUST ENGAGING SUCH A FIRM COULD EXCEED $50,000.

A proxy with respect to shares held in the name of two or more persons shall be cast if executed by any one of them unless at or prior to exercise of the proxy the Trust receives a specific written notice to the contrary from any one of them. A proxy purporting to be executed by or on behalf of a Shareholder shall be deemed valid unless challenged at or prior to its exercise and the burden of proving invalidity shall rest on the challenger.

                                             Krupp
              Shares Held                    Account No.
              -----------                    -----------
 ____________             _________
|                                  |
|                                  |         PLEASE SIGN AND DATE THIS
|                                  |         PROXY CARD ON THE REVERSE SIDE
|                                  |
 ____________             _________

The undersigned hereby appoints Douglas Krupp, Peter Donovan, and Scott Spelfogel and each of them, as proxies, with full power of substitution in each, to vote all the shares of beneficial interest of Krupp Government Income Trust II of the Undersigned at the Annual Meeting of the Shareholders to be held Thursday, May 13, 2004 at 10:00 A.M. at the Trust's office on the 14th floor of One Beacon Street, Boston, Massachusetts 02108.

1.    Election of Trustees:
      To vote for all the nominees listed below check box    [   ]
                            - or -
      To withhold authority to vote for all the nominees
       listed below check box                                [   ]
                            - or -
      To vote for some, but not all of the nominees line through or strike out the names of those nominees you want to vote AGAINST in order to withhold authority,

      Douglas Krupp    Stephen Puleo    Charles N. Goldberg    J. Paul Finnegan

2.    Other Business:
      In their discretion, the proxies are authorized to vote upon such other business as may properly be brought before the meeting. The Board of Trustees presently knows of no other formal business to be brought before the meeting.

This proxy is solicited by the Board of Trustees and may be revoked prior to exercise. This proxy, when properly executed, will be voted as directed herein by the undersigned Shareholder. In the absence of direction, this proxy will be voted for All Items.

Date: _______________    Signature of Shareholder _________________________

                         Signature of Shareholder _________________________

Important: Please sign exactly as name appears on front of proxy.
Executors, Administrators, Guardians, Attorneys, or any other representative should give full title. Corporate stockholders sign with full corporate name by a duly authorized officer. If a partnership, sign in partnership name by authorized person.

I will attend the Annual Meeting of the Shareholders in person.
                              Yes  [ ]  No  [ ]


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